UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2008

LINCOLN BANCORP

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

000-25219

(Commission file number)

35-2055553

(I.R.S. Employer

Identification No.)

905 Southfield Drive

Plainfield, Indiana 46168

(Address of principal executive offices)

(317) 839-6539

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 10, 2008, Lincoln Bancorp mailed a letter to its shareholders regarding its recent merger announcement. The letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No.	Description

99.1	Shareholder Letter.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN BANCORP

Date:	September 11, 2008	By: /s/ Jerry R. Engle

Jerry R. Engle

President and CEO